THE ARBOR FUND

              Hancock Horizon Treasury Securities Money Market Fund
                   Hancock Horizon Strategic Income Bond Fund
                           Hancock Horizon Value Fund
                           Hancock Horizon Growth Fund
                         Hancock Horizon Burkenroad Fund

                 Supplement dated June 4, 2003 to the Prospectus
                               dated May 31, 2003

This supplement provides new and additional information beyond that contained in the Prospectus, and should be retained and read in conjunction with the Prospectus.

Under the heading "Taxes," the following paragraph has been added:

         Under the provisions of recently enacted tax legislation, some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.